Exhibit 10.4

Supplement No. 1

To the

SECURITIES PURCHASE AGREEMENT

Dated November 2011

of

AETHLON MEDICAL, INC.

This Supplement No. 1 to the Securities Purchase Agreement (the “Supplement”) supplements the Securities Purchase Agreement (the “Purchase Agreement”) of Aethlon Medical, Inc. (the “Company”) dated as of November 2011. The purpose of this Supplement is to advise you of the extension of the Offering and replace certain disclosures in the Purchase Agreement, as more fully described below.

This Supplement is incorporated by reference into, and should be read in conjunction with, the Purchase Agreement. This Supplement is not complete without, and may not be delivered or utilized except in connection with the Purchase Agreement.

By accepting this Supplement, you agree to hold all information contained herein in the strictest confidence and not to use this information for any purpose other than to analyze an investment in the Company named above. Failure to comply with this directive can result in a violation of the Securities Act of 1933, as amended (the “Securities Act"). Any further distribution or reproduction of this Supplement, the Purchase Agreement or the other documents provided to you in connection with your investment or potential investment in the Company, in whole or in part, or the disclosure of any of its contents by an offeree, is unauthorized.

The recipient, by accepting delivery of this Supplement, agrees to return this Supplement and all accompanying or related documents to the Company named above if the recipient does not agree to purchase any of the securities offered in the Purchase Agreement.

Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement. Except as expressly set forth in this Supplement and the Purchase Agreement, including all disclosures therein and all exhibits thereto, shall continue unmodified.

Extension of the Termination Date of the Offering

The Offering, as originally contemplated and disclosed in the Purchase Agreement, was to continue until the earlier of (i) the closing on the Maximum Offering or (ii) December 31, 2011, subject to the right of the Company and the Placement Agent to mutually extend the Termination Date to January 31, 2012 without notice to prospective investors (the “Termination Date”). The parties have now decided to further extend the Termination Date until February 28, 2012, subject to the right of the Company and the Placement Agent to mutually extend the Termination Date to March 31, 2012 without notice to prospective investors. Accordingly, this Supplement is deemed to supplement and replace the disclosure in the Purchase Agreement and in the exhibits attached thereto discussing the Termination Date of the Offering. Specifically, Section 1.2 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“1.2 The Securities will be offered for sale until the earlier of (i) the closing on the Maximum Offering or (ii) February 28, 2012, subject to the right of the Company and the Placement Agent to mutually extend the termination date to March 31, 2012 without notice to prospective investors (the “Termination Date”). The Offering is being conducted on a “best-efforts” basis. There is no minimum required to be raised in the Offering.”

You are receiving this Supplement because you have received a copy of the Purchase Agreement. By executing and returning this Supplement to the Company, you are acknowledging (i) your receipt of this Supplement, and (ii) that you are aware of the changes to the Purchase Agreement as described in this Supplement.

[Remainder of the Page Intentionally Blank]

[ACKNOWLEDGEMENT SIGNATURE PAGE TO THE SUPPLEMENT]

By signing below, the undersigned (i) agrees to continue as a subscriber in the Offering pursuant to the terms of the Offering as revised and amended, as described herein; (ii) represents and warrants to the Company that he/she/it has read and reviewed this Supplement and that he/she/it fully understands the revised terms of the Offering, as described herein; and (iii) confirms all prior representations, warranties and understandings made in the Purchase Agreement as of this ___ day of _____________, 2012.

INDIVIDUALS:	ENTITIES:

____________________________	____________________________
Print Name	Print Name of Entity

____________________________	____________________________
Signature	Print Name of Authorized Signatory

____________________________	____________________________
Print Name of joint investor or	Signature of Authorized Signatory
other person whose signature is
required

____________________________
Signature